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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  JANUARY 4, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 4, 2006, BKF Capital Group, Inc., a Delaware corporation ("BKF Capital"), and BKF Management Co., Inc., a Delaware corporation (together with BKF Capital, "BKF") entered into an Employment Agreement with Mr. Clarke Gray whereby Mr. Gray will serve as the Chief Financial Officer of BKF Capital and each of the subsidiaries of BKF Capital, effective on January 25, 2006.

         Pursuant to the Employment Agreement, Mr. Gray will be paid a minimum base salary of $275,000 per year subject to adjustment by the board of directors of BKF Capital (the "Board") annually. Mr. Gray will also be paid a minimum annual bonus of $125,000 for 2006 and thereafter an amount to be determined by the compensation committee of the Board. Additionally, Mr. Gray will be issued 250,000 restricted shares of BKF Capital's common stock and will be issued options to purchase 50,000 shares of BKF Capital's common stock. Mr. Gray will also be entitled to certain other benefits. The term of the Employment Agreement is three years and it is subject to one year automatic renewals unless terminated within 60 days of the expiration of any term. If Mr. Gray is terminated by BKF without cause or Mr. Gray terminates his employment for good reason (each as defined in the Employment Agreement), he will be entitled to severance payments amounting to any accrued but unpaid amounts owed to him, a cash lump sum payment equal to his the annual salary and the average bonus paid in the previous three-year period (in no event less than $125,000) and vesting of certain stock options. Mr. Gray also agreed not to compete with BKF or to solicit BKF's clients and employees during the term of the Employment Agreement and for six months thereafter.

         The foregoing is a summary of certain of the terms of the Employment Agreement and does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

         From March 2003 until joining BKF, Mr. Gray, 54, served as Chief Administrative Officer of ADP Clearing & Outsourcing Services. He held various other positions at ADP since 1997. Prior to that, Mr. Gray served as a senior financial officer at Thomson McKinnon Inc., Bank of Boston and ING Group.

ITEM 5.02  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Incorporated by reference to Item 1.01 above.

ITEM 8.01.   OTHER EVENTS

On January 5, 2006, BKF issued a press release announcing appointment of Clarke Gray as chief financial officer of BKF, effective as of January 25, 2006. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
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10.1              Employment Agreement, dated as of January 4, 2006, between
                  BKF and Clarke Gray.

99.1              Press Release, dated January 5, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 6, 2006

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
                                         ---------------------------
                                     Name:  Norris Nissim
                                     Title: Senior Vice President,
                                            General Counsel and Secretary



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                              INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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10.1              Employment Agreement, dated as of January 4, 2006, between
                  BKF and Clarke Gray.

99.1              Press Release, dated January 5, 2006.